Exhibit 99.1

Corporate Presentation January 6, 2019

2 Disclosures ▪ Certain statements contained in this presentation and in the accompanying oral presentation, other than statements of fact that are independently verifiable at the date hereof, may constitute forward - looking statements . Examples of such forward - looking statements include those regarding investigational drug candidates and clinical trials and the status and related results thereto, as well as those regarding continuing and further development and commercialization efforts and transactions with third parties . Such statements, based as they are on the current analysis and expectations of management, inherently involve numerous risks and uncertainties, known and unknown, many of which are beyond BeiGene’s control . Such risks include but are not limited to : the impact of general economic conditions, general conditions in the pharmaceutical industries, changes in the global and regional regulatory environments in the jurisdictions in which BeiGene does business, market volatility, fluctuations in costs and changes to the competitive environment . Consequently, actual future results may differ materially from the anticipated results expressed in the forward - looking statements . In the case of forward - looking statements regarding investigational drug candidates and continuing further development efforts, specific risks which could cause actual results to differ materially from BeiGene’s current analysis and expectations include : failure to demonstrate the safety, tolerability and efficacy of our drug candidates, final and quality controlled verification of data and the related analyses, the expense and uncertainty of obtaining regulatory approval, including from the FDA, NMPA (formerly CFDA/CDA) and EMA, the possibility of having to conduct additional clinical trials and BeiGene’s reliance on third parties to conduct drug development, manufacturing and other services . Further, even if regulatory approval is obtained, pharmaceutical products are generally subject to stringent on - going governmental regulation, challenges in gaining market acceptance and competition . These statements are also subject to a number of material risks and uncertainties that are described in BeiGene’s filings with the Securities and Exchange Commission (SEC) . The reader should not place undue reliance on any forward - looking statements included in this presentation or in the accompanying oral presentation . These statements speak only as of the date made, and BeiGene is under no obligation and disavows any obligation to update or revise such statements as a result of any event, circumstances or otherwise, unless required by applicable legislation or regulation . ▪ Clinical data in this presentation relating to BeiGene’s investigational drug candidates is from early phase, single - arm trials . When such data are presented in relation to other investigational or marketed drug products, the presentation and discussion are not based on head - to - head trials between BeiGene’s investigational drug candidates and other products . BeiGene is still conducting clinical trials and, as additional patients are enrolled and evaluated, data on BeiGene’s investigational drug candidates may change . ▪ This presentation and the accompanying oral presentation contains data and information obtained from third - party studies and internal company analysis of such data and information . BeiGene has not independently verified the data and information obtained from these sources . Forward - looking information obtained from these sources is subject to the same qualifications noted above . 1

Capture opportunities created by regulatory reforms in China and continue to expand our portfolio Realize two large near - term commercial opportunities: BTK globally and PD - 1 in Asia 3 Strengthen and deepen key strategic capabilities including global clinical development and commercial footprint Building a Leading Global Innovative Biotech Company From China With the Utmost Commitment to Patients, Quality, and Science NMPA Pursue a true global model for growth by leveraging China

Evolution of BeiGene

2010-2012

RESEARCH AND DISCOVERY

- ✓ Founded by John Oyler and Xiaodong Wang in Beijing
- ✓ Established commitment to **patients**, **science** and **quality**
- ✓ Established research capability

2013-2016

GLOBAL CLINICAL DEVELOPMENT

- ✓ Established global footprint and clinical capabilities
- ✓ Advanced four internally discovered drug candidates into the clinic

2013-2017

BUILDING MANUFACTURING

- ✓ Established collaboration with BI
- ✓ Suzhou manufacturing facility completed in 2017
- ✓ Entered into collaboration with Guangzhou Development District in 2017 to build commercial-scale biologic manufacturing facility

2016-2018

IPOs AND BUSINESS COLLABORATIONS

- ✓ First development-stage biotech from China to IPO in the U.S.*; first company to have dual primary listing on NASDAQ and HKEx
- ✓ Entered into collaborations with Celgene, Mirati, and Zymeworks
- ✓ Established commercial capabilities in China through Celgene transaction

2018

LAUNCH PREPARATION

- ✓ Submitted three NDAs in China
- ✓ Preparing more NDAs
- ✓ Preparing product launches in China and the U.S.
- ✓ Expanding commercial capabilities

*Source: Dealogic data

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BeiGene

John V. Oyler Founder, CEO, and Chairman Xiaodong Wang, Ph.D. Founder and Chairman SAB Xiaobin Wu, Ph.D. GM of China, President Howard Liang, Ph.D. CFO and Chief Strategy Officer Eric Hedrick, M.D. Chief Advisor Jane Huang, M.D. Chief Medical Officer ， Hematology Ivan Yifei Zhu Co - Commercial Officer, Sales and Market Access Joyant Pharmaceuticals Lai Wang, Ph.D. SVP, Head of China Development Amy Peterson, M.D. Chief Medical Officer, Immuno - oncology Wendy Yan SVP, Global Head Of Regulatory Affairs Vivian Bian Co - Commercial Officer, Marketing, Strategy and BD 5 Experienced Management Team Attracting the Best Talent Globally to Build a World - Class Team Guillaume Vignon, Ph.D. SVP, Business Development Scott Samuels, Esq . SVP, General Counsel

BeiGene Product Portfolio and Pipeline

Three Marketed Products in China, Three Late-Stage Assets, and Six Early-Stage Clinical Assets

Global
China

	ASSETS	PROGRAMS (MECHANISMS)	DOSE ESC. PH1a / DOSE EXPANSION PH1b, PH2* / PIVOTAL PH2**, PH3 / FILED	LEAD INDICATIONS	COMMERCIAL RIGHTS
Internally-Developed	zanubrutinib (BTK)	monotherapy		• R/R MCL, R/R CLL/SLL (NDAs accepted) • R/R WM • WM, 1L CLL/SLL, R/R CLL/SLL • R/R MZL	Global
		GAZYVA® combo (CD20)		• R/R FL	
	tislelizumab (PD-1)	monotherapy		• R/R HL (NDA accepted) • 2L+ UC (pivotal Ph2) • 2L NSCLC, 1L HCC, 2L ESCC • 2L/3L HCC • R/R NK/T-cell lymphoma	Global (heme malignancies) Asia ex-Japan (solid tumors)[1]
		chemo combo (Chemo)		• 1L Sq NSCLC, 1L Non-Sq NSCLC • 1L GC, 1L ESCC	
		pamiparib combo (PARP)		• Solid tumors	Global
		zanubrutinib combo (BTK)		• B-cell malignancies	
	pamiparib (PARP)	monotherapy		• Solid tumors • 3L gBRCA+ ovarian cancer • 2L platinum-sensitive ovarian cancer maintenance • 1L platinum-sensitive gastric cancer maintenance	Global
		TMZ combo (Chemo)		• Solid tumors	
		RT/TMZ combo (RT/Chemo)		• Glioblastoma	
	lifirafenib (RAF Dimer)	monotherapy		• B-Raf- or K-RAS/N-RAS-mutated solid tumors • B-Raf- or K-RAS/N-RAS-mutated solid tumors	Global
	BGB-A333 (PD-L1)	monotherapy and tislelizumab combo (PD-1)		• Solid tumors	Global
	BGB-A425 (TIM-3)	monotherapy and tislelizumab combo (PD-1)		• Solid tumors	Global
In-Licensed	REVLIMID®***	(IMiD)	Marketed	• R/R MM (marketed), NDMM (marketed); R/R NHL (Ph3)	China
	ABRAXANE®	(albumin-bound paclitaxel)	Marketed	• Breast cancer	China
	VIDAZA®	(hypomethylating agent)	Marketed	• MDS, AML with 20-30% bone marrow blasts, CMMoL	China
	avadomide	(CC-122, CELMoD)	Planned (in Ph2 ex-China by Celgene)	• NHL	China
	sitravatinib	(multi-kinase inhibitor)		• Solid tumors	Asia ex-Japan, AU, NZ[2]
	ZW25	(bispecific HER2 antibody)	Planned (in Ph1b ex-China by Zymeworks)	• HER2+ gastric, breast and other cancers	Asia ex-Japan, AU, NZ[3]

*Some indications will not require a non-pivotal Ph2 clinical trial prior to beginning pivotal Ph2 or Ph3 clinical trials. **Confirmatory clinical trials post approval are required for accelerated approvals. ***REVLIMID® approved as a combination therapy with dexamethasone. 1. Celgene has the right to develop and commercialize tislelizumab in solid tumors in the U.S., EU, Japan and the rest-of-world outside of Asia. 2 Collaboration with Mirati Therapeutics, Inc; APAC study. 3. Collaboration with Zymeworks.

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BeiGene

Two Late-Stage Assets Represent Significant Commercial Opportunities

	zanubrutinib Potentially Best-in-Class BTK Inhibitor	**tislelizumab** PD-1 Inhibitor Targeting Asia-Prevalent Tumors
STRATEGY	Capture significant global market share by demonstrating differentiation	Capture large China opportunity with a broad development program
KEY TARGET INDICATIONS	WM, CLL, MCL (China), FL	Lung, liver, gastric, and esophageal cancers, classical Hodgkin's lymphoma (China), urothelial cancer (China)
FILING PROGRESS	▪ NDAs for R/R MCL and R/R CLL/SLL accepted by NMPA ▪ Priority review status granted to NDA in R/R MCL ▪ **Fast track designated by FDA**	▪ NDA for cHL in China accepted by NMPA ▪ Priority review status granted to NDA
PRELIMINARY FILING DATA IN CHINA*	**86-patient R/R MCL[1]** ▪ **84% ORR** ▪ **59% CR** (8.3 mo f/u) **73-patient WM[2]** ▪ **92% ORR, 82% MRR** ▪ **41% VGPR** (22.5m f/u) **91-patient R/R CLL/SLL[3]** ▪ **80% ORR** ▪ **2% CR** (9.1mo f/u)	**70-patient China pivotal Ph2 R/R cHL[4]** ▪ **86% ORR** ▪ **61% CR** (7.85mo f/u)
COMMERCIAL	▪ Establish a global hematology commercial team	▪ Leverage growing commercial capabilities in China ▪ 24,000L biologics manufacturing facility under construction
CLASS REVENUE & FORECAST**	▪ 2017 Global: **$3.2 Bn** ▪ 2025E Global: **$13.8 Bn** ▪ 2025E China: **$1.3 Bn**	▪ 2017 Global^: **$10.1 Bn** ▪ 2025E Global^: **$57.4 Bn** ▪ 2025E China^: **$12.1 Bn**

1. ASH 2018 Song et al.,; 2. IWWM 2018 Tam et al.,3. Pivotal trial, BeiGene press release 10/24/18; 4. ASH 2018 Song et al.; *All data are from independent review committee (IRC) assessment. Median follow up time. **Frost&Sullivan analysis; RMB:USD conversion: 6.5:1. ^For PD-1 & PD-L1 class

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BeiGene

Zanubrutinib Clinical Program

Broad Clinical Development Plan

Global China

PROGRAM (TARGET)	COMMERCIAL RIGHTS	DOSE ESC. PH1a	DOSE EXPANSION PH1b	DOSE EXPANSION PH2[1]	PIVOTAL PH2[2]	PIVOTAL PH3	FILED
zanubrutinib (BGB-3111, BTK)	Worldwide	Relapsed / Refractory (R/R) chronic lymphocytic leukemia / small lymphocytic leukemia (CLL/SLL) (NDA Accepted)					
		R/R mantle cell lymphoma (MCL) (NDA accepted)					
		Waldenstrom's macroglobulinemia (WM): zanubrutinib vs. ibrutinib					
		Treatment-naive CLL/SLL: zanubrutinib vs. BR					
		R/R CLL/SLL: zanubrutinib vs. ibrutinib					
		R/R marginal zone lymphoma (MZL)					
		WM					
		R/R diffuse large B-cell lymphoma					
		B-cell malignancies					
zanubrutinib + GAZYVA® (BTK + CD20)	Worldwide	R/R follicular lymphoma: zanubrutinib + GAZYVA® vs. GAZYVA®					
		B-cell malignancies					
tislelizumab + zanubrutinib (PD-1 + BTK)	Worldwide	Hematological tumors					

- More than 1,500 patients[3] enrolled across zanubrutinib program, including combination trials

1. Some indications will not require a non-pivotal Ph2 clinical trial prior to beginning pivotal Ph2 or Ph3 clinical trials. 2. Confirmatory clinical trials post approval are required for accelerated approvals. 3. as of October 15, 2018

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BeiGene

Tislelizumab Clinical Program

Broad Development for Asia-Prevalent Cancers

Global | China

PROGRAM (TARGET)	COMMERCIAL RIGHTS[1]	Indication	Region
tislelizumab (BGB-A317, PD-1)	Worldwide (Heme Malignancies); Asia ex-Japan (Solid Tumors)	Relapsed / Refractory (R/R) Hodgkin's lymphoma (NDA accepted)	China
		2L non-small cell lung cancer	Global
		1L hepatocellular carcinoma	Global
		2L esophageal squamous cell carcinoma	Global
		1L gastric cancer	Global
		1L esophageal squamous cell carcinoma	Global
		Stage III non-small cell lung cancer (Planned)	Global
		2L/3L hepatocellular carcinoma	Global
		R/R NK/T-cell lymphomas	Global
		1L non-squamous non-small cell lung cancer	China
		1L squamous non-small cell lung cancer	China
		2L+ urothelial carcinoma	China
		MSI-H or dMMR solid tumors	China
		Solid tumors	Global
tislelizumab + pamiparib (PD-1 + PARP)	Worldwide	Solid tumors	Global
tislelizumab + zanubrutinib (PD-1 + BTK)	Worldwide	Hematological tumors	Global

Stages: DOSE ESC. (PH1a) | DOSE EXPANSION (PH1b, PH2*) | PIVOTAL (PH2**, PH3) | FILED

- More than 2,200 patients[2] enrolled over 3 years across tislelizumab program, including combination trials
- Broad development global program in collaboration with Celgene with additional Ph3/potential registration-enabling trials planned in lung, gastric, liver, and esophageal cancers

*Some indications will not require a non-pivotal Ph2 clinical trial prior to beginning pivotal Ph2 or 3 clinical trials. **Confirmatory clinical trials post-approval are required for accelerated approvals. 1. Celgene has the right to develop and commercialize tislelizumab in solid tumors in the United States, European Union, Japan and the rest-of-world outside of Asia; BeiGene retains rights to internal combinations. 2. As of November 6, 2018

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BeiGene

Broad Portfolio Includes Combination Studies and Additional Clinical-Stage Drug Candidates Beyond BTK and PD-1

PROGRAM (TARGET)	DOSE ESC. PH1a / DOSE EXPANSION PH1b, PH2[1] / PIVOTAL PH2[2], PH3
zanubrutinib (BTK)	R/R follicular lymphoma: zanubrutinib + GAZYVA® vs. GAZYVA®
	Planned: zanubrutinib + ME401 (PI3K delta inhibitor, MEI Pharma) for B-cell malignancies
tislelizumab (PD-1)	1L non-squamous NSCLC: tislelizumab +platinum plus pemetrexed chemo combo
	1L squamous NSCLC: tislelizumab + paclitaxel and carboplatin combo or nab-paclitaxel (ABRAXANE®) + carboplatin combo
	1L gastric cancer: tislelizumab + oxaliplatin and capecitabine combo or cisplatin + fluorouracil combo
	1L esophageal squamous cell carcinoma: tislelizumab + platinum- and fluoropyrimidine-based chemo combo
	Solid tumors: tislelizumab + pamiparib (PARP)
	B-cell malignancies: tislelizumab + zanubrutinib (BTK)
	Solid tumors: tislelizumab + BGB-A333 (PD-L1)
	Solid tumors: tislelizumab + sitravatinib**
pamiparib (PARP)	Solid tumors: pamiparib + temozolomide (TMZ)
	Glioblastoma: pamiparib + radiation therapy (RT) and/or TMZ
lifirafenib (RAF dimer)	Planned: lifirafenib + PD-0325901 (MEK inhibitor, SpringWorks) for solid tumors

Robust Pipeline Beyond BTK and PD-1

pamiparib
PARP Inhibitor
- Global gastric Ph3 trial initiated
- Two China pivotal trials ongoing in ovarian cancer

lifirafenib
Raf Dimer Inhibitor
- Clinical activity observed in RAS-mutated cancers including NSCLC and endometrial cancer
- Global clinical trial collaboration with SpringWorks' for combination with MEK inhibitor sitravatinib[1]
Multi-Kinase Inhibitor
- Combination with tislelizumab initiated
- In-licensed from Mirati, rights in Asia ex-Japan, AU, NZ

ZW25[2]
Bispecific HER2 Antibody
- In-licensed from Zymeworks, rights in Asia ex-Japan, AU, NZ
- Designed to provide dual HER2 signaling blockade by binding to epitopes for Herceptin and Perjeta

BGB-A333
PD-L1 Antibody
- Ph1 trial testing the monotherapy and the combination with tislelizumab

BGB-A425
TIM-3 Antibody
- Ph1 testing the combination with tislelizumab

avadomide[3]
CELMoD (CC-122)
- Plan to test in NHL in China
- In-licensed from Celgene, Rights in China

*1.Collaboration with Mirati Therapeutics, Inc. 2. Collaboration with Zymeworks, 3. Collaboration with Celgene. ** Clinical trials in Asia Pacific regions

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BeiGene

Leverage China to Pursue Global Clinical Excellence BeiGene Is Becoming a Leader in China - Global Clinical Development Pursue a true global model for growth by leveraging China • Clinical team of over 700 , with over 50% in China and remainder in US, EU, AU • Largest oncology - focused clinical development team in China • Initiated 6 of the first global/China pivotal studies ; 21 pivotal trials or potentially registration - enabling trials ongoing • 50+ ongoing or planned clinical trials in China and globally with 4,000+ patients and healthy subjects enrolled • Regulatory interactions and monitoring from 2 0 + countries Countries with BeiGene clinical trial sites 11

Developing Strong Manufacturing Capabilities



Boehringer Ingelheim



Multi-Functional Manufacturing Facility in Suzhou

- Aligned with the design criteria of **US, EU and China**
- Total area of 9,000m²
- **Commercial-scale small molecule drug products facility**, ~100M pills annual capacity
- **Pilot-scale biologic facility** at 500L scale

Experienced High-Quality Manufacturing Partners

- Manufacturing collaborations with leading high-quality manufacturers in **biologics** and **small molecules**
- **BI collaboration** established 2013; cell line and CMC process for tislelizumab developed by BI
- Commercial scale 2,000L at BI's Shanghai **expandable** facility

Biologics Manufacturing Facility in Guangzhou (under construction)

- Joint venture with **Guangzhou Development District**
- Investment of **$300+ million** -- mostly from external funding but BeiGene retains majority equity ownership
- **100,000 square meter** manufacturing site; **24,000-liter** commercial-scale biologics manufacturing facility
- First phase of the manufacturing plant planned to be completed in 2019



William Novotny, Advisor, Technical Operations

- BMS, VP and Global Lead in Supply Chain
- Merck, AVP in Global Supply Chain Management and Product Operations



Zhengming Du, Ph.D. Head of Chemistry Manufacturing & Control (CMC)

- Roche China, Head of Process and Synthesis, Deputy Head of CMC



Jonathan Liu, Ph.D. SVP, Bio-Manufacturing

- J&J, Head of China Pharmaceutical Development and Manufacturing Sciences



Michael Garvey VP, Head of Guangzhou Biologics Manufacturing

- Samsung Biologics, VP of Manufacturing

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BeiGene

Marketed Product Growth and Commercial Team Expansion 13 Building Oncology - focused Commercial Footprint *REVLIMID ® approved as a combination therapy with dexamethasone; 1. As of December 25, 2018. 2. As of September 30, 2018. NRDL = Nationa l Reimbursement Drug List, PRDL = Provincial Reimbursement Drug List, CII = Critical Illness Insurance. Marketed Brand Revenue Since Transition to BeiGene (in $Mn) 36% G rowth QoQ • Approved in breast cancer • Included in PRDL of Fujian, Hubei, Ningxia, Jiangsu, Hunan; CII of Zhejiang and Shandong 1 • Approved in MDS, CMML and AML • Included in NRDL in 2018 • Approved in rrMM and ndMM* • Included in NRDL in 2017 $15.6 Mn $23.3 Mn $31.4Mn $38.4 Mn 4Q17 1Q18 2Q18 3Q18 0 100 200 300 400 500 600 A growing 500+ top innovative oncology commercial team covering 800+ hospitals in China 2

Effectively Operating in China Can Significantly Enhance Global Development ▪ Single biggest time and money sink for drug development is trial enrollment ▪ Adding China significantly accelerates enrollment of global trials – China alone has 4.3 million new cancer patients in 2015, as large as the U.S. and EU combined – Greater willingness to join clinical trials World - Class Clinical Development Team Positions BeiGene Well to Capture This Opportunity ▪ 700+ member clinical team ▪ All data and clinical practices are designed to meet global ICH standards ▪ Early mover in simultaneous China - global pivotal trial paradigm and has initiated six dual - purpose trials 14 China Is Becoming an Important Clinical Science Center BeiGene Is Well - Positioned Within This Ecosystem NMPA Reforms Expand China’s Role in Global Development ▪ NMPA reforms have removed delays, allowing China to participate in early drug development and to contribute significantly to global pivotal trials ▪ NMPA joined ICH in June 2017, setting international quality standards for China trials Bottlenecks Today in China ▪ Limited CRO capability ▪ Highly limited talent pool ▪ Data and trials management challenges NMPA

Established Collaborations Leverage China Capabilities and Expand Portfolio

Agreement: July 2017
tislelizumab
(PD-1 inhibitor)

- BeiGene retains tislelizumab rights in Asia (ex-JP), hematological malignancies, and internal combinations
- Obtained Celgene's commercial operations and **license to three marketed products** in China
- Tislelizumab joint global development program in Asia-prevalent cancers leverages BeiGene's strong China presence and has substantial funding from Celgene
- Initial payments and equity investments of $413 Mn; potential milestones of nearly $1 Bn; royalty payments on future sales

Agreement: Jan. 2018
sitravatinib
(multi-kinase inhibitor including TAM receptors (TYRO3, Axl, MER), split receptors (VEGFR2, KIT) and RET)

- **In-licensed sitravatinib** in Asia (ex-JP) and AU/NZ
- Leverage China capabilities to expedite and expand global development program
- Encouraging results -- 16 PRs and CRs (9 confirmed) in 56 patients -- reported by Mirati in an ongoing Ph2 trial in combination with nivolumab in NSCLC patients who have progressed on checkpoint inhibitor therapy[1]

Agreement: Nov. 2018
ZW25 HER2-targeted bispecific antibody and **ZW49** bispecific antibody drug conjugate (ADC); **Azymetric™ and EFECT™ platforms**

- **In-licensed ZW25 and ZW49** in Asia (ex-JP) and AU/NZ; global research and license agreement for **Azymetric™ and EFECT™** platforms
- Leverage China capabilities to expand pipeline in areas of high interest (breast and gastric cancers)
- Complements existing portfolio; broadens biologic pipeline
- Access to bispecific antibody discovery platform

1. ESMO 2018 Ticiana et al.



BeiGene
携手百济
Collaboration Between BeiGene and Celgene
Mark Alles
CEO, Celgene
BeiGene

15

CONMANA IRESSA FASLODEX TARCEVA AFINITOR HERCEPTIN TYKERB AITAN ZYTIGA VELCADE REVLIMID AVASTIN NEXAVAR MABTHERA VIDAZA SANDOSTATIN - LAR ZYKADIA AIYANG GIOTRIF TASIGNA FUKEWEI INLYTA SUTENT NINLARO TAGRISSO XALKORI VOTRIENT STIVARGA ERBITUX IMBRUVICA ZELBORAF Expanding National Reimbursement, at Reasonable Prices Monthly Cost of Oncology Drugs Included in NRDL Through Price Negotiation 16 Monthly Cost/USD Median monthly cost No generic competition at the time of NRDL inclusion With generic competition or in the same class at the time of NRDL inclusion $ 947 $1,996 $2,141 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2016 2017 2018 NRDL = National Reimbursement Drug List; USD / RMB := 6.9:1.

17 NRDL Reimbursement Roughly Doubles Reimbursed Market for Oncology – China Previously Is Already Second Largest Rx Market Globally PwC Report on Global Pharmaceutical Trend, IMS Health data, McKinsey Industry Report Population (millions of people ) 57 57 59 65 66 69 81 81 81 82 96 98 105 105 127 129 147 165 191 197 209 264 324 1,339 1,410  South Africa  Tanzania  Italy  France  United Kingdom  Thailand  Turkey  Iran  DR of the Congo  Germany  Vietnam  Egypt  Philippines  Ethiopia  Japan  Mexico  Russia  Bangladesh  Nigeria  Pakistan  Brazil  Indonesia  United States  India  China Cancer incidence (thousands of incidences ) 141 151 165 170 170 174 186 191 198 211 249 270 277 349 410 447 456 543 559 609 883 1157 2129 4285 Philippines Bangladesh Vietnam Ukraine Thailand Pakistan Poland Mexico Australia Turkey Canada Spain S. Korea Indonesia Italy United Kingdom France Russia Brazil Germany Japan India United States China China is the 2nd largest Rx market in the world ( billions of USD ) 2011 2017E Japan US China Germany France Italy 337 127 69 55 49 29 China 140 US Germany France Brazil 393 57 49 44 Japan 138 8% 102% 0% 3% 16% 6 year Growt h 70%

18 China Enables a Model to Succeed in an Evolving Global Environment China enables an alternative model, which is no longer reliant on US pricing Dramatic changes to biopharma industry occurring – China increasingly key focal point for future Expand global access to medicines to 3 - 4B people (~3x current model) Pursue true global model without sacrificing quality, innovation, or science

2018 Accomplishments

Data Readouts

BTK

- ✓ MCL China[1]
  - 84% ORR
  - 59% CR
- ✓ CLL/SLL China[5]
  - 80% ORR
  - 2% CR
- ✓ WM global Ph1[2]
  - 82% MRR
  - 41% VGPR
- ✓ Pooled safety data from 476 patients[3]
  - Low rate of A-fib (2%, only 1 Gr3)
  - Low rate of severe hemorrhage (2%)

PD-1

- ✓ cHL China pivotal[4]
  - 86% ORR
  - 61% CR

PD-1 safety data below

PARP

Trial and Regulatory Progress

BTK

- ✓ China NDAs R/R MCL and R/R CLL/SLL announced acceptance 8/26 and 10/24
- ✓ Priority review status granted to NDA in R/R MCL 11/15
- ✓ Fast track designation in U.S.
- ✓ First global Ph3 trial (H2H vs. ibrutinib in WM) completed enrollment 7/22
- ✓ Initiated second Ph.3 trial in CLL (vs. ibrutinib); global pivotal Ph2 trial in MZL; all 3 pivotal trials in China completed enrollment

PD-1

- ✓ China NDA cHL announced acceptance 8/31; priority review granted 11/15
- ✓ 7 late-stage trials initiated, total of 11 ongoing*

PARP

- ✓ Initiated China Ph3 in OC
- ✓ Initiated global Ph3 in GC

2000+ subjects enrolled across all clinical programs since Jan 2018[6]

Footprint and Growth

COMMERCIAL:

- ✓ Product revenues grew 2.5x from 4Q17 to 3Q18
- ✓ Launched VIDAZA and REVLIMID in NDMM in China
- ✓ Vidaza added to NRDL, expanded reimbursement for ABRAXANE into Jiangsu and Hunan (PRDL) and Shandong (CII)

ORGANIZATION GROWS TO:

700+ in clinical development
500+ in commercial

1. ASH 2018 Song et al.; 2. Tam et al. IWWM 2018; 3. Tam et al. EHA 2018 [Abstract PF445]; 4. ASH 2018 Song et al., Safety data below; 5. Pivotal trial, BeiGene press release 10/24/18; 6. as of Nov 6, 2018; *Tislelizumab global Ph3 in 1L GC and 1L ESCC, 2L ESCC, Ph2 in HCC, Ph2 in NK/T lymphoma, and 2 China Ph3's in NSCLC initiated (squamous, non-squamous). Other ongoing include 2 global Ph3 in NSCLC and HCC, 2 China pivotal in cHL and urothelial carcinoma. PRDL = Provincial Reimbursement Drug List, CII = Critical Illness Insurance

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BeiGene

2019 Milestones and Catalysts

Zanubrutinib (BTK Inhibitor)	Timing
• Approval in China for MCL and CLL	• 2019
• China pivotal Phase 2 data and NDA filing for WM in China	• 2019
• Phase 3 data of zanubrutinib vs. ibrutinib in WM	• 2H 2019
• NDA filing in the U.S.	• 2019 or early 2020
• Updated data from global Ph.1 in WM and MCL, pivotal data from China Ph.2 studies in CLL and MCL (12 month update), Ph.1 obinutuzumab combination data in CLL, Ph.3 data from the MYD88WT cohort of the WM trial presented at medical conferences	• 1H:19
• Ph.3 data from 17p del cohort of the 1L CLL trial, updated Ph.1 obinutuzumab combination data in NHL, updated CLL data from global Ph.1 trial presented at a medical conference	• 2H:19
Tislelizumab (PD-1 Antibody)	
• Approval in China for cHL	• 2019
• China pivotal Phase 2 data in UBC and NDA filing for UBC in China	• 2019
• Global Phase 2 data in HCC and regulatory filing discussions	• 2019
• Updated China pivotal Ph.2 data in cHL presented a medical conference	• 1H:19
• Chemotherapy combination data in gastric, esophageal and lung cancers from China Ph.2 trials, NPC, HCC cohort data from China Ph.1	• 1H:19
• Complete enrollment to most of the ongoing Ph.3 or potentially registration-enabling studies, including all or nearly all 5 ongoing studies in lung and liver cancers	• 2019
Pamiparib (PARP inhibitor)	
• China pivotal Phase 2 data in 3L+ ovarian cancer	• Late '19 or early '20
• Ovarian expansion cohort data including (including QD cohort) from global Ph.1 trial presented at a medical conference	• 1H:19
• Updated Ph.1 combination data with chemotherapy in solid tumors, and chemotherapy with or without radiation in GBM presented at medical conferences	• 2H:19
In-licensed Products	
• File at least one sNDA for REVLIMID® or ABRAXANE® in China	• 2019
Early-stage Assets	
• Ph.1 data for BGB-A333 (with or without tislelizumab)	• 1H:19
• Advance at least one additional preclinical compound from internal pipeline into clinic	• 2019
Manufacturing	
• Complete construction of Guangzhou manufacturing facility	• 2019

20

BeiGene

Strong Cash Position As of (Amounts in thousands of U.S. Dollars) September 30, 2018 (unaudited) December 31, 2017 (audited) Cash, cash equivalents, restricted cash and short - term investments $ 2,101,072 $ 837,516 Accounts receivable 37,372 29,428 Unbilled receivables 4,878 -- Working capital 1,991,771 763,509 Property and equipment, net 111,262 62,568 Total assets 2,408,627 1,046,479 Accounts payable 85,552 69,779 Accrued expenses and other payables 75,882 49,598 Bank loan 1 49,560 18,444 Shareholder loan 146,409 146,271 Total liabilities 425,196 362,248 Noncontrolling interest 12,985 14,422 Total equity $ 1,983,431 $ 684,231 21 U.S. GAAP; Cash, cash equivalents, restricted cash and short - term investments as of September 30, 2018 include approximately $14 3.16 million held by BeiGene Biologics, a 95% - owned joint venture. 1 The bank loan attributable to BeiGene Biologics totaled $40.82 million.

Review of Product Candidates 22

23 OVERVIEW ▪ Optimized pharmacologic properties relative to ibrutinib: superior bioavailability and higher selectivity ▪ Development hypothesis: more complete target inhibition, deeper responses, and favorable safety profile CLINICAL DATA ▪ More than 1,500 patients enrolled across trials, including combinations ▪ Clinical experience to date supports best - in - class hypothesis – Strong suggestion of deeper responses in WM and MCL – Favorable response rate, depth, and durability in CLL/SLL – High overall and complete response rates in FL with obinutuzumab combination – Low rate of toxicity/tolerability - related discontinuation DEVELOPMENT PLAN ▪ Fast track designation by FDA ▪ Global registrational trials: WM (H2H vs. ibrutinib, enrollment completed) , 1L CLL/SLL (vs. BR), R/R CLL/SLL (vs. ibrutinib), FL (potential for global first - in - class BTK approval in FL); and R/R MZL (global pivotal phase 2 trial) ▪ China registration trials: accelerated approval trials for MCL (filed), CLL/SLL (filed), and WM (enrollment completed) MILESTONES AND STATUS ▪ Submitted NDAs in China for MCL and CLL/SLL (acceptance announced on August 26 and October 24; priority review granted to NDA in MCL on November 15) ▪ Presented updated Ph1 monotherapy data at IWWM 2018 ▪ Presented MCL China pivotal data and global Ph.1 MCL data at ASH 2018 Overview of Zanubrutinib (BGB - 3111) Potentially Best - in - Class BTK Inhibitor

0 100 200 300 400 500 600 700 0 6 12 18 24 Time post - dose (hours) 560mg QD 0 100 200 300 400 500 600 700 0 6 12 18 24 Time post - dose (hours) 100mg QD Adapted from Advani et al ., JCO, 2013 ▪ Cmax and AUC of zanubrutinib at 80mg QD appear to be similar to those of ibrutinib at 560mg ▪ Free drug exposure of zanubrutinib at 40mg QD appears to be comparable to that of ibrutinib at 560mg ▪ Distinct profile compared to acalabrutinib which has a short half - life (1 hour) 2 and lower in vitro BTK inhibition IC50 1 - 4 ▪ In vitro BTK inhibition IC50 relative to ibrutinib: 1.11 (zanubrutinib) and 3.42 – 7.23 (acalabrutinib) zanubrutinib ibrutinib acalabrutinib Adapted from Byrd et al. , NEJM, 2016 0 100 200 300 400 500 600 700 0 6 12 18 24 Plasma Concentration (ng/mL) Time post - dose (hours) 40mg QD 80mg QD 160mg QD 320mg QD Ph3 Dose: • 160mg BID Ph3 Dose: • 100mg BID Approved Doses: • 420mg QD for CLL/WM • 560mg QD for MCL/MZL Data from separate Ph1/2 trials^ 24 Zanubrutinib – Pharmacokinetics Profile ^Cross - trial comparison Source: 1. Tam et al., ASH, 2015; 2. Byrd et al., NEJM, 2016; 3. Lannutti et al., AACR, 2015, 4. BeiGene data

Overall Response Rate (ORR) Progression Free Survival (PFS) 25 Zanubrutinib Efficacy in WM Favorable Response Depth and Durability *Of 32 efficacy evaluable patients (43%) with hemoglobin <10 g/dL at baseline, the median increased from 8.9 g/dL (range, 6.3 - 9. 8) to 13.4 g/dL (range, 7.7 - 17.0). TN: treatment naïve; RR: relapsed refractory; Data cutoff 24 July 2018. Source: Tam et al. IWWM 2018 Best Response in WM zanubrutinib Overall TN RR Evaluable for efficacy, n 73 24 49 Median Follow - up 22.5 mo 10.6 mo 23.1 mo Response Criteria Mod. 6 th IWWM (IgM and lymph node reduction) Median Prior Lines of Therapy 0 2 (1 - 8) ORR 92% 96% 90% MRR 82% 88% 80% VGPR 41% 25% 49% PR/PR - L 41% 63% 31% Median IgM Reduction (g/L) 32.7 to 8.2 (75%) Median Hb Change* (g/dl) 8.9 to 13.4

100 90 80 70 60 50 40 30 20 10 0 No. of Subjects at Risk Month 63 62 59 55 50 50 45 37 24 17 8 0 3 6 9 12 15 18 21 24 27 30 Ibrutinib Efficacy in WM Best Response in WM ibrutinib Enrolled, n 63 Median Time - on - Treatment 19.1 months Response Criteria Modified 3 rd IWWM (IgM only) Median Prior Lines of Tx 2 (1 - 9) ORR, n (%) 57 (90%) MRR 46 (73%) VGPR 10 (16%) Median IgM Reduction (g/L) 35.2 to 8.8 (75%) Median Hb Change (g/dl) 10.5 to 13.8 26 Probability of Progression - free Survival (%) Source: Treon et al., NEJM, 2015 Progression Free Survival (PFS) Overall Response Rate (ORR)

zanubrutinib TN CLL R/R CLL Total CLL n 16 50 66 Median follow - up (mo) 7.6 14.0 10.5 Best Response ORR CR PR PR - L SD Non - evaluable* 16 (100%) 1 (6%) 13 (81%) 2 (13%) 0 0 46 (92%) 1 (2%) 41 (82%) 4 (8%) 3 (6%) 1 (2%) 62 (94%) 2 (3%) 54 (82%) 6 (9%) 3 (5%) 1 (2%) 27 Zanubrutinib Efficacy in CLL/SLL Frequent and Durable Responses *Discontinuation prior to first assessment Source: Seymour et al. 14 - ICML 2017 (abstract 237) poster Progression Free Survival (PFS) Overall Response Rate (ORR) Probability of Progression - free Survival (%) No. of Subjects at Risk Month 66 66 62 53 45 37 27 25 19 11 9 6 4

Progression Free Survival (Treatment - Naïve) Progression Free Survival (Relapsed / Refractory) Overall Response Rate (Relapsed / Refractory) n 136 Median FU ( mo) 18.4 Best Response ORR CR PR PR - L SD PD 117 (86%) 5 (4%) 107 (79%) 5 (4%) NR NR n 85 Median FU (mo) 20.9 Best Response ORR CR PR PR - L SD PD 75 (88%) 2 (2%) 58 (68%) 15 (18%) NR NR Data from separate trials ^ Overall Response Rate (Treatment - Naïve) Ibrutinib Efficacy in CLL/SLL 28 ^Cross - trial comparison Source: For TN, Burger, et al New Engl J Med 2015. For R/R, Byrd, et al New Engl J Med 2013 Probability of Progression - free Survival (%) Probability of Progression - free Survival (%)

Treatment - Naïve (n=80) Relapsed/Refractory (n=536) Total (n=616) Median Follow - Up 14.5 months Total Treatment D/C 19 (24%) 231 (43%) 250 (41%) Toxicity/Tolerability 12 (15%) 117 (22%) 129 (21%) CLL/SLL Progression 3 (4%) 49 (9%) 52 (8%) Transformation (RT or HD) 0 (0%) 10 (2%) 10 (2%) Death Unrelated to Treatment 1 (1%) 28 (5%) 29 (5%) Physician or Patient Decision 2 (2%) 15 (3%) 17 (3%) Transplant 0 (0%) 8 (1.5%) 8 (1%) Financial Concerns 0 (0%) 1 (0.2%) 1 (0.2%) Secondary Malignancy 1 (1%) 2 (0.5%) 3 (0.5%) 29 Ibrutinib Discontinuation for Toxicity or Progression in CLL/SLL Source: Mato ASH 2016 Note: at med follow - up 24.5 mos , 22% discontinuation rate with acalabrutinib in R/R CLL; 9% AE - related, 8% PD - related. Byrd ASH 2017.

Treatment - Naïve (n=18) Relapsed/Refractory (n=51) Total (n=69) Median Follow - Up 10.3 months Total Treatment D/C 0 (0%) 2 (4%) 2 (3%) Toxicity/Tolerability 0 (0%) 1 (2%) 1 (1%) CLL/SLL Progression 0 (0%) 0 (0%) 0 (0%) Transformation (RT or HD) 0 (0%) 1 (2%) 1 (1%) 30 Zanubrutinib Discontinuation for Toxicity or Progression in CLL/SLL Is Uncommon Source: Seymour, ICML 2017

Zanubrutinib

Safety and Tolerability Summary; Over 600-Patient Experience

Adverse Events of Interest for BTK Inhibitors in Patients Treated with Zanubrutinib

AE of Interest (All Causes)	Zanubrutinib (Including Patients Enrolled in Combo Studies)
Patient Number	N=641
Mean Exposure Time	7.7 mo
Atrial Fibrillation	1.7%
Major Hemorrhage	1.9%

AE of Interest (All Causes)	Zanubrutinib (Single Agent Only)
Patient Number	N=476
Median Exposure Time	7.0 mo
Atrial Fibrillation (Gr ≥3)	2% (0.2%, total one Gr3 case)
Major Hemorrhage*	2%
Diarrhea (Gr ≥3)	14% (0.8%, total four G3 cases)

*Resulting in one death: intraparenchymal CNS haemorrhage

- Very low rates of headache and hypertension (6.7% and 6.3%)
- Concomitant use of vitamin K antagonists was allowed in these zanubrutinib trials
- Paucity of treatment discontinuation for adverse events

Major hemorrhage includes serious or grade ≥3 bleeding of any site, or central nervous system bleeding of any grade.
Source: pooled safety analysis of ongoing zanubrutinib clinical trials, data cut-off September 2017, n=641; Seymour, ICML 2017; Tam et, al., EHA 2018

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BeiGene

TN CLL/SLL R/R CLL/SLL R/R CLL/SLL WM MZL MCL MCL FL FL DLBCL Source 14 - ICML 1 14 - ICML 1 Top - line data from China pivotal trial 5 IWWM 2018 2 ASH 2017 3 ASH 2018 3 China Pivotal Data ASH 2018 4 ASH 2017 3 CSCO 2018 5 ASH 2017 3 n 16 50 91 73 9 45 86 17 26 26 Follow - up (med) 7.6 mo 14.0 mo 9.1 mo 22.5 mo 7.0 mo 14.8 mo 9.0 mo 7.8 mo 9.5 mo 4.2 mo Prior Lines (med) 0 2 (1 - 7) 2 (1 - 8) 2 (1 - 8) 1 (1 - 4) 2 (1 - 4) 2 (1 - 8) 3 (1 - 9) 2 (1 - 10) ORR 100% 92% 80% 92% 78% 89% 84% 41% 42% 31% CR 6% 2% 2% 0 0 27% 59% 18% 8% 15% VGPR -- -- -- 41% -- -- -- -- -- -- PR/PR - L 94% 90% 39/40% 41% 78% 62% 25% 24% 35% 15% MR -- -- -- 10% -- -- -- -- -- -- ▪ Despite relatively early follow - up, responses were observed in multiple B - cell malignancies ▪ Consistency across tumor types suggests that zanubrutinib is a highly active BTK inhibitor Zanubrutinib Responses Across Multiple B - Cell Malignancies 32 Source: 1. Seymour et al., 14 - ICML (abstract 237), 2017; 2. Tam et al., IWWM 2018, 2018; 3. Tam et al., ASH 2018 (poster 1592; CT response assessment); 4. Song et al., ASH 2018 (PET - CT response assessment), Independent Review Committee (IRC) reviewed China pivotal trial data; 5. Press Release September 21, 2018

▪ Overall response rate and complete responses to date compare favorably to those achieved with respective single - agents and recen tly approved therapies FL zanubrutinib + obinutuzumab zanubrutinib Ibrutinib Obinutuzumab Idelalisib Source ASH 2017 1 ASH 2017 2 ASH 2016 3 JCO 2013 4 NEJM 2014 5 n 21 17 110 34 72 Population prior alkylator and CD20, mixed rituximab - sensitive and - refractory median 2 prior lines of therapy, range 1 - 8 prior alkylator and CD20, last response <12 months mixed rituximab - sensitive and - refractory alkylator and rituximab - refractory relapse Follow - up (med) 12.1 mo 7.8 mo 27.7 mo 33.7 mo NR ORR 76% 41% 21% 50% 54% CR 38% 18% 11% 18% 6 6% Data from separate trials 33 Zanubrutinib Plus Obinutuzumab Combination in Follicular Lymphoma Notes: data on slide are cross - trial comparison; Source: 1. Tam et al., ASH (abstract 1745), 2017; 2. Tam et al., ASH (abstract 152), 2017; 3. Gopal, et al ASH 2016; 4. Salles, et al J Clin Oncol 2013; 5. Gopal, et al N Engl J Med 2014; 6. 18% represents complete response rate in the 40 indolent lymphoma patient population that include 34 FL patients.

Zanubrutinib Broad Clinical Development Program

Lead Indications

China	Phase 2 Pivotal R/R CLL/SLL	Phase 2 Pivotal R/R MCL	Phase 2 Pivotal R/R WM
ROW	Zanubrutinib vs. Ibrutinib WM		

Additional Global Registrational Programs

CLL	Phase 3 Zanubrutinib vs. BR 1L CLL/SLL	Phase 3 Zanubrutinib vs. Ibrutinib R/R CLL/SLL
FL	Phase 2 Pivotal Obinutuzumab ± Zanubrutinib R/R FL	
MCL	Phase 3 R+zanu vs. R+chemo 1L MCL	
MZL	Phase 2 Pivotal Zanubrutinib monotherapy R/R MZL	

Additional Indications and Combinations

DLBCL	**Phase 2:** Monotherapy, R/R Non-GCB DLBCL **Phase 1b/2:** Zanubrutinib + tislelizumab, PCNSL and RT **Phase 1b:** Zanubrutinib + Revlimid, R/R DLBCL **Phase 1b:** Zanubrutinib + R-chemo, 1L and 2L DLBCL	CLL Combination	**Phase 1b:** Zanubrutinib + obinutuzumab, R/R CLL **Phase 2:** Zanubrutinib / venetoclax/ obinutuzumab in 1L CLL **Phase 2:** Bendamustine followed by Zanubrutinib / venetoclax/ obinutuzumab in 1L CLL

Enrolling
Enrollment Complete
Planned
Filed, In NDA review

WM: Waldenstrom's Macroglobulinemia; R/R: Relapsed / Refractory; CLL/SLL: Chronic Lymphocytic Leukemia/Small Lymphocytic Lymphoma; MCL: Mantle Cell Lymphoma; FL: Follicular Lymphoma; MZL: Marginal Zone Lymphoma; DLBCL: Diffuse Large B-Cell Lymphoma; PCNSL: Primary Central Nervous System Lymphoma; RT: Richter's Transformation.

34
BeiGene

Ongoing Global Phase 3 Study Designs

Zanubrutinib vs. Ibrutinib in WM

Cohort 1: R/R or TN* WM with *MYD88^{L265P}* mutation

*TN must be unsuitable for standard chemoimmunotherapy

MYD88^{MUT} WM patients (N=150)

R 1:1

Arm A
Zanubrutinib
160 mg BID until PD
(n = 75)

Arm B
Ibrutinib
420mg QD until PD
(n = 75)

Stratification factors:

- *CXCR4* mutational status (*CXCR4^{WHIM}* vs *CXCR4^{WT}*)
- No. of prior lines of therapy (0 vs 1-3 vs > 3)

Cohort 2: WM with wild type MYD88; present in ~10% of enrolled patients

MYD88^{WT} WM patients (N = 15-20)

Arm C
Zanubrutinib
160 mg BID until PD

Zanubrutinib vs. BR in 1L CLL/SLL

Cohort 1: Non–17p del TN CLL
Must be not suitable for FCR

Previously untreated CLL patients (N=420)

R 1:1

Arm A
Zanubrutinib
160 mg BID until PD

Arm B
Bendamustine + Rituximab (BR)
× 6 cycles

Stratification factors:

- Age (<65 vs. >65 years)
- Binet stage (C vs. A or B)
- Geographic region (North America vs. Europe vs. Asia-Pacific)
- IgHV mutational status (mutated vs. unmutated)

Primary endpoint: PFS

Secondary endpoints: ORR, duration of response, OS, patient-reported outcomes

Cohort 2: 17p del TN CLL

Previously untreated 17p del CLL patients (N=47)

Arm C
Zanubrutinib
160 mg BID until PD

35

1L=first-line treatment for CLL/SLL; BID=twice daily, CLL=chronic lymphocytic leukemia, FCR=fludarabine, cyclophosphamide, and rituximab, ORR=overall response rate, OS=overall survival, PD=progressive disease, PFS=progression-free survival, R=randomization, SLL=small lymphocytic lymphoma, TN=treatment naive
These studies are registered at ClinicalTrials.gov (NCT03053440) and (NCT03336333).

BeiGene

Ongoing Pivotal Study Designs

Phase 3 Zanubrutinib Vs Ibrutinib in R/R CLL/SLL

Relapsed/Refractory CLL/SLL (received ≥ 1 prior treatments)

R/R CLL/SLL ≥ 1 prior treatment
(N=400)

→ R 1:1 →

Arm A
Zanubrutinib
160mg BID
(n = 200)

Arm B
Ibrutinib
420mg QD
(n = 200)

Stratification factors:
- Age
- Geographic Region
- Refractory Status
- Del[17p]/TP53 mutation status

Primary Endpoint: ORR
Secondary Endpoint: PFS, duration of responses, OS, patient reported outcomes

Phase 2 Zanubrutinib + Obinutuzumab vs Obinutuzumab in R/R FL

Relapsed/Refractory FL (received ≥2 prior treatments*)
*Must have received prior treatment with rituximab and an alkylator; relapsed <12 months from end of last treatment OR refractory to last treatment

Grade 1, 2, or 3a FL patients
(N=210)

→ R 2:1 →

Arm A
Zanubrutinib 160 QD + Obinutuzumab X 6 cycles then q 8 wks until PD
(n = 140)

Arm B
Obinutuzumab X 6 cycles then q 8 wks until PD
(n = 70)

Option to add zanubrutinib after 12 months if no response OR at PD

Stratification factors:
- No. of prior lines of therapy (2-3 vs > 3)
- Rituximab refractory status (yes/no)

Primary Endpoint: ORR
Secondary Endpoint: duration of responses, PFS, OS, time-to-response

BID=twice daily, QD=once daily; CLL/SLL=chronic lymphocytic leukemia/small lymphocytic lymphoma, ORR=overall response rate, OS=overall survival, PD=progressive disease, PFS=progression-free survival, R=randomization, TN=treatment naive
These studies are registered at ClinicalTrials.gov (NCT03734016) and (NCT02569476).

36
BeiGene

37 OVERVIEW ▪ Tislelizumab is a PD - 1 checkpoint inhibitor with distinct molecular structure and an engineered Fc region; believed to minimize potentially negative interactions with other immune cells 1 – Pivotal data in lead indication: 86% ORR (61% CR) in R/R cHL ▪ Broad development in Asia - prevalent cancers – 11 ongoing and soon - to - start Ph. 3 or potentially registration - enabling trials: 4 in lung cancer, 2 in liver cancer, 2 in esophageal cancer, 1 in gastric cancer, 1 in bladder cancer and 1 in Hodgkin’s lymphoma – Aimed to support broad label and label - based reimbursement ▪ Strong manufacturing capabilities with emphasis on quality – Manufacturing process and initial capacity developed by Boehringer Ingelheim – BeiGene’s state - of - the - art 24,000L facility in Guangzhou expected to become operational in 2019 CLINICAL DATA ▪ Clinical experience in more than 2,200 patients 2 enrolled over 3 years has demonstrated encouraging clinical activity and generally well - tolerated safety profile DEVELOPMENT PLAN ▪ Broad development program designed to capture worldwide commercial opportunities – Two China accelerated approval trials : cHL (filed) and urothelial cancer (ongoing) – Initiated global Ph2 trial in NK/T cell lymphomas and 2L/3L HCC, 5 global Ph3 trials in 1L GC, 1L and 2L ESCC, 1L HCC and 2L NSCLC; 2 Ph3 trials in combination with chemo in 1L non - sq and sq NSCLC in China – Combinations ongoing with BeiGene’s PARP, BTK, PD - L1 and TIM3 inhibitors – Additional Ph3 trials planned MILESTONES AND STATUS ▪ Submitted first NDA in China for cHL (NDA Accepted August 31, priority review granted November 15) ▪ Presented updated monotherapy and combination data at CSCO and WCLC; presented updated monotherapy data at ESMO - IO ▪ Presented China pivotal trial data at ASH 2018 ▪ Completed enrollment in the China Ph2 pivotal trial for urothelial cancer ▪ Expect to initiate additional pivotal trials in the near - term Overview of Tislelizumab (BGB - A317) Broad Integrated Global and China Development Program Source: 1. Dahan et al., Cancer Cell, 2015; Arlauckas et al., Sci. Transl. Med., 2017; 2. as of November 6, 2018

Fc  RI - + Nivolumab Pembrolizumab CD8 + T cell CD4 + T cell - Fc  RI Macrophage Monocyte MDSC Dendritic cell + Tislelizumab Antibody - Dependent Cellular Phagocytosis Based on FcγR Binding Tislelizumab has minimal FcγRI binding thus abrogating ADCP activity Tislelizumab’s Lack of FcγR Binding Is Designed to Prevent Macrophage - Mediated T - Cell Clearance We believe the different FcγR design may have meaningful differences in the clinic T cell Macrophage Nivo surrogate 0 200 400 600 800 1000 1200 1400 1600 6 11 16 21 26 Mean Tumor Volume (mm 3 ± SEM) Treatment Days Vehicle BGB-A317 10mg/kg Nivolumab 10mg/kg Pembrolizumab 10mg/kg * P<0.05 Dosed Weekly Tislelizumab 10mg/kg Tislelizumab Differential Preclinical Efficacy in in vivo mouse tumor model ▪ Tislelizumab was specifically engineered to minimize binding to Fc γ R on macrophages, thereby abrogating antibody - dependent cellular phagocytosis (ADCP), a potential mechanism of T - cell clearance ▪ Hypothesis supported by literature: Dahan et al. reported that Fc γ R engagement compromises the anti - tumor activity of anti - PD - 1 Abs; Arlauckas et al. showed in a mouse model that anti - PD - 1 Abs could be transferred from PD - 1+ T cells to macrophages in FcγR - dependent manner Fc γ RI=Fc gamma receptor - 1, MDSC=myeloid - derived suppressor cell; Source: Dahan et al., Cancer Cell, 2015; Arlauckas et al., Sci. Transl. Med., 2017 38

Tislelizumab China cHL Pivotal Trial Data

Deep and frequent responses observed in both transplant-ineligible patients and patients who failed transplant

Baseline Characteristics	Total (N=70)
Age (years), median (range)	32.5 (18, 69)
Age group <65 / 65-74 years, n (%)	66 (94.3) / 4 (5.7)
Sex, male / female, n (%)	40 (57.1) / 30 (42.9)
Time since first diagnosis of cHL (months), median (range)	25.33 (4.6, 262.3)
Stage IV at study entry, n (%)	42 (60.0)
Bulky disease*, n (%)	8 (11.4)
Bone marrow involvement, n (%)	22 (31.4)
B-symptom(s), n (%)	26 (37.1)
Ineligible for prior ASCT†, n (%)	
Failure to achieve an objective response to salvage chemotherapy	53 (75.7)
Inadequate stem cell collection or unable to collect stem cells	2 (2.9)
Co-morbidities	2 (2.9)
Prior lines of systemic therapy, median (range)	3 (2-11)
Type of prior therapy, n (%)	
Chemotherapy	70 (100.0)
Radiotherapy	21 (30.0)
ASCT	**13 (18.6)**
Immunotherapy‡	15 (21.4)
Brentuximab vedotin	4 (5.7)

-- Majority of transplant-ineligible patients had failed to respond to salvage chemotherapy

IRC Dataset	cHL
Enrolled Patients	N=70
Median Follow-up	7.85 months
Prior Lines, Median (range)	3 (2-11)
ORR	**85.7%**
CR	**61.4%**
PR	24.3%

In 13 patients who had received prior ASCT, ORR was 92.3% and CR was 69.2%

39

Source: Song et al., ASH 2018.

*Mediastinal mass ratio of 0.33 or size of any single node/nodal mass ≥10 cm in diameter.

BeiGene

Event, n (%) N=70 Grade ≥3 TEAE 15 (21.4) Serious TEAE 1 11* (15.7) TEAE leading to treatment discontinuation 4 † (5.7) TEAE leading to death 0 (0.0) Immune - related (ir) TEAEs (by aggregate category) ≥1 irTEAE 24 (34.3) Thyroid disorder 13 (18.6) Pneumonitis 4 (5.7) Skin adverse reactions 4 (5.7) Musculoskeletal ‡ 2 (2.9) Hepatitis 1 (1.4) Nephritis and renal dysfunction 1 (1.4) Data cut: May 25, 2018; TEAE, treatment - emergent adverse events by individual preferred term. * SAEs in all 11 patients determined to be possibly related to tislelizumab . † Pneumonitis (n=2), focal segmental glomerulosclerosis (n=1), organizing pneumonia (n=1) ‡ Blood creatine phosphokinase increased, osteoarthritis 40 Summary of Tislelizumab Adverse Events cHL Pivotal Trial 0% 10% 20% 30% 40% 50% 60% Pneumonitis Anemia Diarrhea Rash Neutrophil count decreased Alanine aminotransferase increased White blood cell count decreased Pruritus Cough Upper respiratory tract infection Weight Increased Hypothyroidism Pyrexia Patients (%) Gr 1-2 Gr ≥3 TEAEs in ≥10% of Patients and Grade ≥3 TEAEs in ≥2 Patients Regardless of Causality Summary of Treatment - Emergent Adverse Events

Tislelizumab Response Data in Disease-Specific Cohorts

Tumor Type	Gastric Cancer	Esophageal Cancer	Head & Neck SCC	Ovarian Cancer	Hepatocellular Carcinoma	Urothelial Cancer	NSCLC	MSI-H / dMMR
Source	ESMO-IO 2018[1]	ESMO-IO 2018[1]	ESMO 2017[2]	ESMO 2017[3]	ESMO-IO 2018[1]	ESMO-IO 2018[4]	ESMO-IO 2018[1]	CSCO 2018[5]
Median Treatment Duration	--	--	104 days (30-339)	71 days (29-540)	--	4.1 mo (0.7-26.3)	--	2.2 mo (0.69-11.1)
Median Follow-up Time	4.9 mo (0.9-25.4)	5.2 mo (0.2-22.7)	--	--	10.8 mo (0.7-31.6)	--	11.2 mo (0.5-25.9)	4.4 mo (0.1-10.7)
Median Duration of Response	8.5 mo	NR	--	--	15.7 mo	18.7 mo (6.2-18.7)	NR	--
Evaluable Patients	N=54	N=54	N=17	N=50	N=49	N=17	N=46	N=14
CR (Confirmed)	--	1	--	--	--	1	--	--
PR	7	5	3	2	6	4	6	4
SD	9	14	6	20	19	3	23	4
Patients Remaining on Treatment*	3	3	3	6	5	2	7	9

- Objective responses observed with limited follow-up in multiple disease-specific cohorts. NR = Not reached

Sources: 1. Ph1A/1B data as of August 31, 2018, presented at the ESMO Immuno-Oncology 2018 Congress (Sanjeev et al); 2. Ph1 data as of June 8, 2017, presented at the ESMO 2017 Congress (Horvath et al, Abstract 389P); 3. Ph1 data as of June 8, 2017, presented at the ESMO 2017 Congress (Meniawy et al, Abstract 388P); 4. Ph1/2 data as of August 31, 2018, presented at the ESMO Immuno-Oncology 2018 Congress (Shahneen et al); 5. Ph1 data as of May 11, 2018, presented at CSCO 2018.

41

BeiGene

Tislelizumab Phase 1 Common AEs in ≥ 10% of Patients System Organ Class Preferred Term Phase 1a Phase 1b Total N=116 n (%) N=335 n (%) N=451 n (%) Patients with at least one TEAE 114 (25.3) 322 (71.4) 436 (96.7) Fatigue 47 (10.4) 78 (17.3) 125 (27.7) Nausea 41 (9.1) 68 (15.1) 109 (24.2) Decreased appetite 19 (4.2) 71 (15.7) 90 (20.0) Diarrhea 32 (7.1) 49 (10.9) 81 (18.0) Constipation 26 (5.8) 50 (11.1) 76 (16.9) Abdominal pain 26 (5.8) 38 (8.4) 64 (14.2) Vomiting 20 (4.4) 43 (9.5) 63 (14.0) Back pain 22 (4.9) 40 (8.9) 62 (13.7) Cough 15 (3.3) 45 (10.0) 60 (13.3) Rash 23 (5.1) 37 (8.2) 60 (13.3) Dyspnea 12 (2.7) 33 (7.3) 45 (10.0) All grades, regardless of causality; Data cut - off 27 April 2018; 6 months after Last Patient Enrolled; Source: BGB - A317 IB v6.0 Of the 451 total patients in the Safety Population for Study BGB A317_001, 203 (45.0%) experienced at least 1 Grade 3 or high er TEAE. The most commonly occurring Grade 3 or higher TEAEs (≥ 2%; 9 or more patients overall incidence) were pneumonia (22 patients, 4.9%), a nem ia (18 patients, 3.2%), and hypokalemia (9 patients, 2.0%). 42

Tislelizumab Chemotherapy Combination Data in Lung Cancers

Responses	Non-Sq Tislelizumab + pemetrexed + platinum (n=16	Sq Tislelizumab + paclitaxel + platinum (n=15)	Sq Tislelizumab + gemcitabine + platinum (n=6)	SCLC Tislelizumab + etoposide + platinum (n=17)	Total (N=54)
BOR, n (%)					
CR	0	0	0	0	0
PR	5 (31.3)	12 (80.0)	4 (66.7)	8 (47.1)	29 (53.7)
UPR	4 (25.0)	0	0	6 (35.5)	10 (18.5)
SD	5 (31.3)	2 (13.3)	1 (16.7)	1 (5.9)	9 (16.7)
PD	2 (12.5)	0	0	1 (5.9)	3 (5.6)
Missing	0	1 (6.7)	1 (16.7)	1 (5.9)	3 (5.6)
ORR %	56.3	80.0	66.7	82.3	72.2
ORR confirmed %	31.3	80.0	66.7	47.1	53.7

Abbreviations: BOR, best overall response; CR, complete response; Sq, squamous; PD, progressive disease; PR, partial response; SCLC, small cell lung cancer; SD, stable disease; UPR, unconfirmed partial response. Source: CSCO 2018 Wang et al Abstract 450

AEs were considered manageable and reversible, with chemotherapy dose modifications or tislelizumab dose holds, except for one fatal event of myocarditis/myositis (onset of AEs on Day 10 and died on Day 19 of treatment administration). Five patients (9.3%) experienced at least one grade ≥3 AE (polymyositis, dyspnea, rhabdomyolysis, myocarditis/myositis, and myasthenia gravis) that were considered to be possibly related to tislelizumab. Immune-related AEs (irAEs) occurred in 13 patients (24%) and included hypothyroidism (n=3), decreased tri-iodothyronine (n=2), hyperthyroidism (n=2), pneumonitis (n=2), pyrexia (n=2), and rash (n=2).

43

BeiGene

Tislelizumab Broad Late-stage Development Program

Eleven ongoing potentially registration-enabling trials

Global Trials (China and ROW)

Indication	Trial	Indication	Trial
NSCLC	Phase 3 (n=800) in 2L NSCLC tislelizumab vs. docetaxel Primary endpoint: OS Initiated in Nov. 2017		Phase 3 (n=840) in Stage III NSCLC Tislelizumab + cCRT followed by tislelizumab vs. cCRT followed by tislelizumab vs cCRT alone Primary endpoint: PFS Open for enrollment
HCC	Phase 3 (n=640) in 1L HCC tislelizumab vs. sorafenib Primary endpoint: OS Initiated in Jan. 2018		Phase 2 (n=225) in 2L/3L HCC tislelizumab monotherapy Primary endpoint: ORR by IRC Initiated in Apr. 2018
ESCC	Phase 3 (n=450) in 2L ESCC tislelizumab vs. single-agent chemo (paclitaxel, docetaxel, or irinotecan) Primary endpoint: OS Initiated in Jan. 2018		Phase 3 (n=480) in 1L advanced ESCC tislelizumab or placebo + platinum- and fluoropyrimidine-based chemo Co-primary endpoints: PFS and OS Initiated in Dec. 2018
GC	Phase 3 (n=720) in 1L advanced GC tislelizumab or placebo + platinum- and fluoropyrimidine-based chemo Co-primary endpoints: PFS and OS Initiated in Dec. 2018	R/R NK/T-cell lymphomas	Phase 2 (n=90) in 1L R/R Mature T- and NK- Neoplasms tislelizumab monotherapy Primary endpoints: ORR Initiated in Apr. 2018

China Trials

Indication	Trial	Indication	Trial
NSCLC	Phase 3 (n=320) in 1L Stage IIIB or IV non-squamous NSCLC Tislelizumab+ chemo (platinum-pemetrexed) vs. chemo Primary endpoint: PFS Initiated in Jul. 2018		Phase 3 (n=340) in 1L Stage IIIB or IV squamous NSCLC Tislelizumab+ paclitaxel and carboplatin combo or nab-paclitaxel and carboplatin combo vs. paclitaxel and carboplatin combo Primary endpoint: PFS Initiated in Aug. 2018
UC	Pivotal phase 2 (n=110) in 2L UC tislelizumab monotherapy Primary endpoint: ORR Initiated in Jul. 2017, enrollment completed in 3Q:18	cHL	Pivotal phase 2 (n=70) in R/R cHL tislelizumab monotherapy Primary endpoint: ORR Initiated in Apr. 2017, enrollment completed in 4Q:17, NDA accepted in Aug 2018
MSI-H or dMMR solid tumors	Phase 2 (n=60) in MSI-H or dMMR solid tumors tislelizumab monotherapy Primary endpoint: ORR Initiated in Sept. 2018		

Legend:
- Potential registration-enabling trials based on regulatory feedback
- Under NMPA review
- Other late-stage studies

44

BeiGene

*Tislelizumab dosage 200mg every three weeks, Q3W. Global Ph3 trial in Stage III NSCLC is run by Celgene; global Ph2 in R/R NK/T-cell lymphoma and Ph2 trial in MSI-H or dMMR solid tumors in China are potentially registrational-enabling trials. OS: Overall survival; ORR: Overall response rate; PFS: Progression-free survival; cCRT: concurrent chemoradiotherapy; IRC: Independent Review Committee; ITT: Intent-to-treat

45 OVERVIEW ▪ Highly selective PARP1 and PARP2 inhibitor with potential brain penetration and strong PARP trapping activity in preclinical studies CLINICAL DATA ▪ Ph1/2 data demonstrated pamiparib was generally well - tolerated with promising anti - tumor activity in ovarian cancer – Low incidence of hematological toxicities (e.g. thrombocytopenia), no liver toxicity DEVELOPMENT PLAN ▪ Two ongoing global Ph1b/2 trials with chemotherapy: combination with radiation therapy and temozolomide (TMZ) in glioblastoma or combination with TMZ in advanced solid tumors ▪ Initiated China pivotal Ph2 trial in patients with gBRCA + ovarian cancer ▪ Initiated a Ph3 trial in China as maintenance therapy in patients with platinum - sensitive recurrent ovarian cancer ▪ Enrolling patients for a global Ph3 trial in gastric cancer as maintenance therapy ▪ Internal combination with tislelizumab: preliminary anti - tumor activity observed in multiple solid tumors MILESTONES AND STATUS ▪ Presented updated Ph1 data Overview of Pamiparib (BGB - 290) Selective Inhibitor of PARP1 and PARP2

Pamiparib Clinical Program

Global China

PROGRAM (TARGET)	COMMERCIAL RIGHTS[1]	DOSE ESC. PH1a	DOSE EXPANSION PH1b	PH2*	PIVOTAL PH2**	PH3
pamiparib[1] *(BGB-290, PARP)*	Worldwide	*3L gBRCA+ ovarian cancer*				
		2L plat-sensitive ovarian cancer maintenance				
		1L plat-sensitive gastric cancer maintenance				
		Solid tumors				
pamiparib + TMZ *(PARP + Chemo)*	Worldwide	*Solid tumors*				
pamiparib + RT/TMZ *(PARP + RT/Chemo)*	Worldwide	*Glioblastoma*				

- Two ongoing global Ph1b/2 trials with chemotherapy: combination with radiation therapy and temozolomide (TMZ) in glioblastoma or combination with TMZ in advanced solid tumors
- Internal combination with tislelizumab: preliminary anti-tumor activity observed in multiple solid tumors

*Some indications will not require a non-pivotal Ph2 clinical trial prior to beginning pivotal Ph2 or 3 clinical trials. **Confirmatory clinical trials post-approval are required for accelerated approvals. 1. Limited collaboration with Merck KGaA

46

BeiGene

(120) (100) (80) (60) (40) (20) 0 20 40 60 80 100 10 mg 80 mg 5 mg 10 mg 60 mg-P2 60 mg-P1 10 mg 60 mg-P2 60 mg-P1 60 mg-P2 60 mg-P2 120 mg 60 mg-P2 80 mg 60 mg-P2 60 mg-P2 60 mg-P2 60 mg-P2 60 mg-P1 60 mg-P2 20 mg 80 mg 60 mg-P2 80 mg 60 mg-P2 60 mg-P2 80 mg 5 mg 60 mg-P2 40 mg 60 mg-P2 2.5 mg 20 mg 120 mg 20 mg 60 mg-P1 40 mg 80 mg 60 mg-P2 Best Response in Target Lesions (%) + + + + + + + + + + + + + (120) (100) (80) (60) (40) (20) 0 20 40 60 80 100 10 mg 80 mg 5 mg 10 mg 60 mg-P2 60 mg-P1 10 mg 60 mg-P2 60 mg-P1 60 mg-P2 60 mg-P2 120 mg 60 mg-P2 80 mg 60 mg-P2 60 mg-P2 60 mg-P2 60 mg-P2 60 mg-P1 60 mg-P2 20 mg 80 mg 60 mg-P2 80 mg 60 mg-P2 60 mg-P2 80 mg 5 mg 60 mg-P2 40 mg 60 mg-P2 2.5 mg 20 mg 120 mg 20 mg 60 mg-P1 40 mg 80 mg 60 mg-P2 Best Response in Target Lesions (%) + + + + + + + + + + + + + Best Change from Baseline in Target Lesions in Epithelial Ovarian Cancer and Other Associated Tumors Summary of Adverse Events from Across the Ph1/2 Trial Ph1 (n=45) Ph1 (n=23) Total (N=68) Patient Reporting ≥1 TEAE 45 (100%) 22 (95.7%) 67 (98.5%) Patients Reporting ≥1 Treatment - Related TEAE 34 (75.6%) 19 (82.6%) 53 (77.9%) Patients Reporting ≥1 Serious TEAE 25 (55.6%) 6 (26.1%) 31 (45.6%) Patients who Experienced ≥1 DLT 4 (8.9%) NA 4 (5.9%) TEAEs Leading to Discontinuation 4 (8.9%) 0 4 (5.9%) TRAEs Occurring in ≥10% of All Patients (N=68) Grade 1 or 2 Grade ≥3 Total Nausea 36 (52.9%) 2 (2.9%) 38 (55.9%) Vomiting 13 (9.1%) 1 (1.5%) 14 (20.6%) Diarrhea 12 (17.6%) 2 (2.9%) 14 (20.6%) Fatigue 25 (36.8%) 2 (2.9%) 27 (39.7%) Anemia 10 (14.7%) 7 (10.3%) 17 (25.0%) Neutropenia/Neutrophil Count Decrease 2 (92.9%) 6 (8.8%) 8 (11.8%) Decreased Appetite 10 (14.7%) 0 10 (14.7%) All date are presented as n (%). Abbreviations: DLT: dose - limiting toxicity; NA: not applicable; TEAE: treatment - emergent adverse event; TRAE: treatment - related adverse event. Best Overall Response, n (%) Total (N=39) Overall Response rate per RECIST v1.1 (CR+PR) 13 (33.3%) Complete Response (CR) 3 (7.7%) Partial Response (PR) 10 (25.6%) Stable Disease (SD) 21 (53.8%) Clinical Benefit Rate (CR+PR+SD with ≥24 Weeks Duration) 18 (46.2%) Overall response rates by BRCA status were 43.5% (n=10/23; BRCA +), 15.4% (n=2/13; BRCA - WT), and 33.3% (n=1/3; BRCA unknown) P1: Ph1; P2: Ph2. 47 Source: Ph1/2 data as of June 1, 2017, presented at the ESMO 2017 meeting (Lickliter et al) Pamiparib Monotherapy Ph1/2 Data Promising Activity and Generally Well - Tolerated + BRCA + BRCA - WT BRCA Unknown Platinum Resistant Platinum Sensitive Ongoing Patients

A. Change in Tumor Volume by Baseline Tumor Type :1 bile duct, 1 peripheral nerve sheath tumor Best Overall Responses Included 1 CR, 3 Confirmed PRs and 7 Unconfirmed PRs ▪ Ovarian or fallopian tube cancer patients (n=29) had best responses of CR (1), PR (2 confirmed, 5 unconfirmed), and SD (7). B rea st cancer patients (n=2) had 1 confirmed PR. Pancreatic cancer patients (n=3) had best responses of PR (1 unconfirmed) and SD (2). Uterine cancer patient (n= 1) had an unconfirmed PR. SD was observed in 1 of 3 patients with prostate cancer and the 1 patient with bile duct cancer. Additional tumor types enrol led included bladder, cervical, lung, and peripheral nerve sheath cancer (n=1 each) ▪ Grade 3 - 4 AEs related to tislelizumab in >1 patients were AI hepatitis/hepatitis (12%) and ALT inc. (5%); related to pamiparib i n >1 patients were anemia (14%), and ALT inc., AST inc., fatigue, and nausea (5% each) ▪ Liver - related AEs regardless of causality occurred in 12 patients (gr. 3 - 4 in 8 patients: 5 hepatitis, 3 including ALT and/or AS T); all reversible with/without corticosteroids ▪ Treatment - related hepatic AEs have been reported in 1 of 300 patients treated with tislelizumab monotherapy and 0 of 65 patients treated with pamiparib monotherapy in separate ongoing trials 48 Source: Dose escalation data as of March 31, 2017, presented at ASCO 2017 (Friedlander et al) Tislelizumab/Pamiparib Combination Escalation Data Generally Well - Tolerated With Preliminary Anti - Tumor Activity in Multiple Tumor Types

49 Thank You

50 Supporting Information

BTK Occupancy Is Not Sustained With Ibrutinib 51 100 9 9 37 68 0 20 40 60 80 100 120 Vehicle 4 hrs 8 hrs 12 hrs 24 hrs Unoccupied BTK (%) 100 0 1 19 27 0 50 100 150 Vehicle 4 hrs 8 hrs 12 hrs 24 hrs Unoccupied BTK (%) 100 0 1 16 62 Vehicle 4 hrs 8 hrs 12 hrs 24 hrs 100 2 9 24 66 Vehicle 4 hrs 8 hrs 12 hrs 24 hrs Bone Marrow PBMC Lymph Node Spleen Preclinical models* show significant recovery of target occupancy in disease relevant tissues for ibrutinib Byrd et al ., NEJM, 2013 Approved Ibrutinib Doses: 420 mg for CLL and WM; 560 mg for MCL Ibrutinib Clinical Data in Blood Clinical data show borderline target inhibition by ibrutinib in the blood at approved dose ▪ Potentially better bioavailability and higher exposure of zanubrutinib may allow deeper target suppression in disease - relevant tissues *Animal studies Note: PBMC = Peripheral Blood Mononuclear Cell; Source: BeiGene data and Byrd et al, NEJM, 2013

52 *Data from 20 patients Note: PBMC = Peripheral Blood Mononuclear Cell; Source: Tam et al. ASH 2016 (abstracts 642 and 1216) Zanubrutinib Achieves Complete and Sustained BTK Occupancy in Blood and Lymph Nodes PBMC* Lymph Node ▪ Complete BTK inhibition in PBMCs at the starting dose (40 mg) ▪ Paired lymph node biopsies were collected during screening or pre - dose on day 3 ▪ Median trough occupancy: 100% (160 mg BID) vs. 94% (320 mg QD ), p=0.002 ▪ Proportion ≥90% trough occupancy: 94% (160 mg BID) vs. 58% (320 mg QD ), p=0.027

Forecasted Market Size of China PD - 1 & PD - L1 Inhibitors, 2018E - 2030E (Billion USD) BTK • Previous M&A transactions placed high value on the first two BTK inhibitors: • Pharmacyclics , which had half of the economics to ibrutinib, was acquired by AbbVie for $21 billion; and • Acerta , which had most of the economics to acalabrutinib (in Phase 3 at the time), was acquired by AstraZeneca for $4 - 7 billion PD - 1 ▪ All four most common tumors in China are among PD - 1 responsive tumors ▪ China has a higher prevalence and proportion of PD - 1 responsive tumors than the U.S., EU and JP combined ▪ The first PD - 1 antibodies only became commercially available in China in 3Q:18 1.2 2.6 4.5 6.2 7.4 9.0 9.7 10.2 10.6 2.0 4.6 6.1 6.3 5.8 5.4 4.5 4.3 4.4 4.5 0.0 0.2 0.7 2.3 5.8 8.6 10.8 12.1 12.8 13.5 14.0 14.6 15.1 2018E 2019E 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E MNC Brands Local Brands ’20 - ’26 CAGR ~62% Incidence of Top - 10 PD - 1 Responsive Tumors by Region 1 Total Tumor Incidence by Region 1.7 M n 1.8 Mn 4.3 Mn China Japan U.S. EU5 3.0 Mn 0.9 Mn 0.9 Mn 0.4 Mn 0.7 Mn 53 Source: Market size forecasts were from Frost&Sullivan analysis Cancer incidence data for Japan and EU5 (United Kingdom, France, Germany, Italy and Spain) are for 2015 (GLOBOCAN); U.S. data are for 2017 (SEER); China data are for 2015 (Chen et al.), top 10 common cancers in China (2015) are: can cers of lung, stomach, esophagus, liver, colorectum, breast, brain, cervix, pancreas and thyroid; Data of top 10 PD - 1 responsive tumors are from Frost & Sullivan analysis and includ e melanoma, lung cancer, liver cancer, gastric cancer, renal cancer, urothelial carcinoma, esophageal cancer, Hodgkin’s lymphoma, lip and oral cancer, and cervical cancer . BTK Inhibitors and PD - 1 Antibodies Represent Large Market Opportunities BTK Global and PD - 1 in China Opportunities 0.1 1.0 2.2 3.2 4.2 5.3 6.6 7.9 9.3 10.8 12.4 13.8 14.7 15.5 16.3 17.1 17.8 Historical and Forecasted Market Size of Global BTK Inhibitors Market 2014 - 2030E (Billion USD) Historical and Forecasted Market Size of China BTK Inhibitors Market 2017 - 2030E (Billion USD) 0.0 0.0 0.1 0.2 0.4 0.6 0.9 1.1 1.3 1.3 1.4 1.5 1.6 1.6 ’20 - ’26 CAGR ~15% ’20 - ’26 CAGR ~37%